UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2015

Amphastar Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36509	33-0702205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11570 6th Street
Rancho Cucamonga, California 91730

(Address of principal executive offices, including zip code)

(909) 980-9484

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)               2015 Equity Incentive Plan

The Board of Directors (the “Board”) of Amphastar Pharmaceuticals, Inc. (the “Company”) previously adopted, subject to stockholder approval, the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). The Company’s stockholders approved the 2015 Plan at the Annual Meeting of stockholders held on May 27, 2015 (the “Annual Meeting”).  Employees, executive officers, directors and consultants of the Company and any parent or subsidiary of the Company are eligible to participate in the 2015 Plan.  The terms and conditions of the 2015 Plan are described in the Company’s Proxy Statement dated April 8, 2015.

A copy of the 2015 Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference. Grants under the 2015 Plan will be made pursuant to the forms of agreement thereunder, forms of which are filed with Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07.                                    Submission of Matters to a Vote of Security Holders.

On May 27, 2015, the Company held its Annual Meeting at 11570 6th Street, Rancho Cucamonga, California 91730.  The stockholders of the Company voted on the following items at the Annual Meeting:

1.               To elect three Class II directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;

2.               To approve the adoption of the Company’s 2015 Equity Incentive Plan; and

3.               To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Mary Ziping Luo	31,096,529	234,461	1,869	3,420,926
Michael A. Zasloff	29,502,608	1,519,340	310,911	3,420,926
Howard Lee	30,104,861	1,004,049	223,949	3,420,926

Each director nominee was duly elected to serve until the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Adoption of 2015 Equity Incentive Plan

For	Against	Abstained	Broker Non-votes
25,137,826	5,961,033	234,000	3,420,926

The stockholders approved the adoption of the Company’s 2015 Equity Incentive Plan, as described in the proxy materials.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
33,879,084	4,642	870,059	0

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

ITEM 9.01.                                    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2015 Equity Incentive Plan and forms of agreement thereunder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: May 29, 2015
	By:	/s/ William J. Peters
William J. Peters
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	2015 Equity Incentive Plan and forms of agreement thereunder